Exhibit 10.14







                         SHIRE PHARMACEUTICALS GROUP PLC



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                                    THE SHIRE
                              PHARMACEUTICALS 2003
                              DEFERRED BONUS PLAN

                              Rules adopted by the
                            Company on 12 June 2003

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                                    CONTENTS

1.       DEFINITIONS..........................................................2

2.       COMMENCEMENT AND TITLE...............................................5

3.       LIMITS UPON THE PLAN.................................................5

4.       INVITATION TO PARTICIPATE IN PLAN....................................6

5.       ACCEPTING THE INVITATION.............................................7

6.       LODGED SHARES........................................................8

7.       POSTPONED SHARES.....................................................9

8.       AWARD OF MATCHING SHARES............................................10

9.       NON-ASSIGNABILITY OF AWARDS.........................................11

10.      WHEN AWARDS VEST....................................................11

11.      EARLY VESTING AND LAPSE OF AWARDS...................................12

12.      TAKEOVERS AND LIQUIDATIONS..........................................14

13.      TRANSFER OF SHARES TO PARTICIPANT...................................15

14.      ALTERATIONS OF SHARE CAPITAL........................................15

15.      TAXATION............................................................15

16.      EMPLOYMENT RIGHTS...................................................16

17.      PENSIONABLE EARNINGS................................................17

18.      ADMINISTRATION AND AMENDMENT........................................17

19.      EXCLUSION OF THIRD PARTY RIGHTS.....................................19

20.      TERMINATION.........................................................19



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                     RULES OF THE SHIRE PHARMACEUTICALS 2003
                               DEFERRED BONUS PLAN

1.       DEFINITIONS

         1.1 In these Rules the following words and phrases have the following meanings:

                  "ACT" means the Income and Corporation Taxes Act 1988;

                  "AUDITORS" means the auditors for the time being of the Company;

                  "AWARD" means a right to acquire Matching Shares in accordance with the Plan and "AWARDED" shall be construed accordingly;

                  "AWARD CERTIFICATE" means the certificate issued to a Participant confirming his Award and the terms and conditions attached to it;

                  "BOARD" means the board of directors for the time being of the Company (or the directors present at a duly convened meeting of such board) or a duly authorised committee of the board;

                  "BONUS PAYMENT" means a sum paid or proposed to be paid by way of bonus to an Eligible Participant by his Employer Company or any other Member of the Group;

                  "COMMENCEMENT DATE" means the date on which the Plan is adopted by the Company by resolution of the Board;

                  "COMMITTEE" means the Remuneration Committee of the Company;

                  "COMPANY" means Shire Pharmaceuticals Group plc (registered company number 2883758);

                  "CONDITIONS" as defined at Rule 8.3

                  "CONTROL" has the meaning given to it by section 840 of the Act;

                  "DATE OF GRANT" means, subject to Rule 3.2, the date on which the Board grants an Award to a Participant pursuant to the Rules;

                  "DEALING DAY" means any day on which the London Stock Exchange is open for the transaction of business;



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                  "EBT" means the Shire Pharmaceuticals Group plc Employee
                  Benefit Trust;

                  "ELIGIBLE PARTICIPANT" means any employee or executive director of the Company or any Member of the Group who is not within two years of his contractual retirement age and is not under notice of termination (whether given or received);

                  "EMPLOYER COMPANY" means the Group Company by whom an Eligible Participant is employed;

                  "EMPLOYER'S NICs" means secondary Class 1 national insurance contributions;

                  "FORMULA" means the formula set out in Rule 11.1;

                  "GROUP" means the Company and its Subsidiaries from time to time;

                  "INVITATION" means an invitation to participate in the Plan given in accordance with Rule 4 by the Committee to an Eligible Participant;

                  "LODGED SHARES" means Shares acquired (or where the context admits, to be acquired) by a Participant using Lodged Share Money in accordance with Rule 6;

                  "LODGED SHARE MONEY" means that part of an Eligible Participant's Bonus Payment that the Eligible Participant applies to purchase Lodged Shares;

                  "LONDON STOCK EXCHANGE" means London Stock Exchange plc or any successor company or body carrying on the business of London Stock Exchange plc;

                  "MATCHING SHARES" means Shares over which rights are granted to a Participant in accordance with Rule 8;

                  "MEMBER OF THE GROUP" means the Company or any one of its Subsidiaries from time to time and "GROUP COMPANY" shall be construed accordingly;

                  "MODEL CODE" means the Model Code for transactions in securities by directors and certain employees of listed companies issued by the UK Listing Authority as amended from time to time;

                  "PARTICIPANT" means any individual who has been granted, and remains entitled to exercise, an Award pursuant to the Plan or (where the context admits) the personal representatives of any such individual;



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                  "PLAN" means the Shire Pharmaceuticals 2003 Deferred Bonus
                  Plan as governed by the Rules;

                  "POSTPONED SHARES" means Shares acquired (or where the context admits, to be acquired) by a Participant in accordance with Rule 7;

                  "POSTPONED SHARE MONEY" means that part of an Eligible Participant's Bonus Payment that the Eligible Participant elects to forego in consideration of the Company making a payment of the same amount to the Trustee for the purchase of Postponed Shares;

                  "RULES" means the rules of the Plan as from time to time amended in accordance with their provisions by the Board or by the Company in general meeting and "RULE" shall be construed accordingly;

                  "SHARE" means a fully paid ordinary share in the capital of the Company;

                  "SUBSIDIARY" means a company which is both under the Control of the Company and is a subsidiary of the Company (within the meaning of section 736 of the Companies Act 1985);

                  "TAXES" means all forms of taxation whether of the United Kingdom or elsewhere, wheresoever and whensoever imposed (including, without limitation, income tax, capital gains tax, inheritance tax, national insurance contributions (including Employer's NICs) and other social security contributions) and all other statutory, governmental, state, provincial, local governmental or municipal impositions, duties, rates and levies and all penalties, charges, costs and interest relating to any such matters;

                  "TRUSTEE" means the trustee from time to time, of the EBT;

                  "UK LISTING AUTHORITY" means the Financial Services Authority acting in its capacity as the competent authority for the purposes of Part VI of the Financial Services and Markets Act 2000;

                  "VEST" means the Participant becoming absolutely entitled to receive Matching Shares in accordance with Rule 13 and "VESTING" shall be construed accordingly;



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                  "VESTING DATE" means, subject to Rule 3.2, the third
                  anniversary of the Date of Grant of an Award (or such other date as the Committee may, prior to the grant of an Award, determine).

         1.2 Where the context so admits the singular shall include the plural and vice versa and the masculine gender shall include the feminine.

         1.3 Any reference to a statutory provision is to be construed as a reference to that provision as for the time being amended, replaced, consolidated or re-enacted and shall include any regulations, statutory instrument or other subordinate legislation made under it.

         1.4 Headings to these Rules are for the sale of convenience only and do not form part of the Rules.

2.       COMMENCEMENT AND TITLE

         The Plan shall commence on the Commencement Date and shall be known as The Shire Pharmaceuticals 2003 Deferred Bonus Plan.

3.       LIMITS UPON THE PLAN

         3.1      LIMIT UPON NUMBER OF SHARES TO BE ALLOCATED UNDER THE PLAN

                  On any date, no Share may be issued under the Plan (whether to the Trustee or to a Participant) on any date if, as a result, the aggregate of:

                  3.1.1 the total number of Shares issued in the previous ten years (whether to the Trustee or to employees) pursuant to Awards or other rights granted under the Plan and under any other employees' share scheme (other than a share option scheme) adopted by any Group Company; and

                  3.1.2 the total number of Shares issued or remaining issuable pursuant to options granted in the previous ten years under any other employees' share option scheme adopted by any Group Company, would exceed ten percent of the ordinary share capital of the Company in issue immediately prior to that day.



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         3.2      NO INVITATION, GRANT OR EXERCISE WHEN PROHIBITED BY MODEL CODE

                  The making or acceptance of an Invitation and the grant of an Award made in accordance with the Plan shall be deemed to be a dealing for the purposes of the Model Code so that:

                  3.2.1 no Award may be granted at a time at which no dealing would be permitted; and

                  3.2.2 no Invitation may be made or accepted within a time when no dealing is permitted and if, after an Invitation has been accepted but before Awards have been granted, the Company enters a close period, the grant of the Award shall be postponed until such time as dealings are permitted, but the Committee may specify that the Vesting Date shall remain the third anniversary of the intended Date of Grant.

4.       INVITATION TO PARTICIPATE IN PLAN

         4.1      INVITATION AT THE DISCRETION OF THE COMMITTEE

                  Subject to Rule 3, the Committee may from time to time in its absolute discretion invite any Eligible Participant to participate in the Plan by inviting the Eligible Participant to elect:

                  4.1.1 to apply any or all of his net Bonus Payment in the purchase of Lodged Shares, to be held by the Trustee as nominee; or

                  4.1.2 to waive all or part of his Bonus Payment, following which an amount equal to the amount of the Bonus Payment foregone shall be paid to the Trustee and applied in the acquisition of Postponed Shares to be held in the EBT and in either case, for the Eligible Participant to become eligible for an Award of Matching Shares.

         4.2      FORM OF THE INVITATION

                  The Invitation shall be in writing in such form as the Committee may from time to time specify, and shall include the following: -


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                  4.2.1    whether the Eligible Participant shall be entitled to
                           participate by way of purchase of Lodged Shares or the allocating to him of Postponed Shares;

                  4.2.2 the maximum amount of his Bonus Payment that the Eligible Participant may elect to allocate as Lodged Share Money and/or Postponed Share Money;

                  4.2.3 a specimen form of notice of acceptance of the Invitation in such form as the Committee may from time to time specify;

                  4.2.4 the date by which the Committee must have received the Eligible Participant's completed notice of acceptance, being not less than ten days from the date of the Invitation.

5.       ACCEPTING THE INVITATION

         5.1      PROCEDURE FOR ACCEPTANCE OF INVITATION

                  An Eligible Participant may, subject to Rule 3.2, accept an Invitation by completing the relevant notice of acceptance provided with the Invitation and indicating:

                  5.1.1 how much of his Bonus Payment shall be applied as Lodged Share Money, and/or

                  5.1.2 how much of his Bonus Payment shall be applied as Postponed Share Money and returning the completed notice of acceptance to the Committee by the date specified and the question of whether a valid acceptance has taken place shall be at the absolute discretion of the Committee.

         5.2      LAPSE OF INVITATION

                  If no acceptance has been received an Invitation shall lapse at 6pm on the date specified therein.







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         5.3      COMMITTEE TO NOTIFY COMPANY OF ACCEPTANCE

                  The Committee shall, no later than seven days following the last date specified for acceptance of the Invitation, notify the Company of the amount of the Eligible Participant's Bonus Payment that he has requested be applied as Lodged Share Money and/or Postponed Share Money.

         5.4      PAYMENT BY COMPANY TO TRUSTEE

                  The Company shall, following notification from the Committee pursuant to Rule 5.3, make such payments to the Trustee as are required in accordance with Rules 6 and/or 7.

6.       LODGED SHARES

         6.1      PAYMENT OF LODGED SHARE MONEY TO TRUSTEE

                  Subject to Rule 6.2, where an Eligible Participant has elected to apply any or all of his Bonus Payment to purchase Lodged Shares the Company shall, on behalf of the Participant, pay the Lodged Share Money to the Trustee within seven days of receiving notification in accordance with Rule 5.3

         6.2      DEDUCTION OF APPLICABLE TAXES

                  The Lodged Share Money shall be paid to the Trustee net of any Taxes (other than Employer's NICs) for which any Member of the Group is liable to account in respect thereof.

         6.3      PURCHASE OF LODGED SHARES BY TRUSTEE

                  Subject always to Rule 3 the Trustee shall, as soon as is reasonably practicable following the receipt of the Lodged Share Money, apply such money to acquire Lodged Shares, which shall be held by the Trustee as nominee on the Participant's behalf.

         6.4      NOTIFICATION TO PARTICIPANT

                  Where Lodged Shares have been acquired by the Trustee on behalf of a Participant, the Trustee shall provide the Participant with written confirmation of the number of Lodged Shares it holds on the Participant's behalf.



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         6.5      VOTING AND DIVIDEND RIGHTS ATTACHING TO LODGED SHARES

                  The Trustee shall not be entitled to vote in respect of the Lodged Shares other than in accordance with the direction of the relevant Participant. The Trustee shall account to the relevant Participant for any dividend or other sum(s) received in respect of the Lodged Shares within seven days of such receipt.

         6.6      TRANSFER OF LODGED SHARES

                  The Trustee shall transfer to the Participant any Lodged Shares held on behalf of that Participant on the earlier of:

                  6.6.1 the date upon which the Trustee transfers Matching Shares to that Participant pursuant to Rule 13; or

                  6.6.2    the date the Participant's Award lapses.

7.       POSTPONED SHARES

         7.1      PAYMENT OF POSTPONED SHARE MONEY TO TRUSTEE

                  Where an Eligible Participant has elected to forego any part of his Bonus Payment in accordance with the Invitation the Company shall pay the Postponed Share Money to the Trustee within seven days of receiving notification in accordance with Rule 5.3

         7.2      PURCHASE OF POSTPONED SHARES BY TRUSTEE

                  Subject always to Rule 3 the Trustee shall, as soon as is reasonably practicable following the receipt of the Postponed Share Money, apply such money to acquire Postponed Shares in respect of the Participant.

         7.3      VOTING AND DIVIDEND RIGHTS ATTACHING TO POSTPONED SHARES

                  The Trustee shall not be under any obligation to request directions from Participants in respect of the voting rights attaching to Postponed Shares. At it's discretion, the Trustee may, following the Vesting of a Participant's Award, pay an additional sum to the Participant not exceeding the sum of any dividends declared on the Shares whilst such shares constituted Postponed Shares.



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         7.4      TRANSFER OF POSTPONED SHARES

                  The Trustee shall transfer to the Participant any Postponed Shares acquired in respect of the Participant on the earlier of:

                  7.4.1 the date upon which the Trustee transfers Matching Shares to that Participant pursuant to Rule 13; or

                  7.4.2    the date the Participant's Award lapses.

8.       AWARD OF MATCHING SHARES

         8.1      GENERAL

                  Where Lodged Share Money or Postponed Share Money has been paid to the Trustee in respect of a Participant, the Committee shall grant that Participant an Award over a number of Matching Shares to be calculated, as the case may be, as:

                  8.1.1 the number of Shares that could be purchased with the gross amount of the Lodged Share Money; or

                  8.1.2 a number of Shares equal to the number of Postponed Shares held by the EBT in respect of that Participant and for the purposes of Rule 8.1.1 the Committee may, at its discretion, apply a share value or average of share values over a period comprising no more than ten Dealing Days following the Date of Grant.

         8.2      EMPLOYER'S NICS

                  The Committee may require that, as a condition of being granted an Award, a Participant shall enter into an agreement with his Employer Company (or such other relevant Member of the Group) the effect of which is either:

                  8.2.1 to transfer to the Participant, the liability of the relevant Member of the Group to account for Employers' NICs, in respect of the Participant's Award; or



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                  8.2.2    to indemnify the relevant Member of the Group in
                           respect of any Employers' NICs for which that Member of the Group is liable to account, in respect of the Participant's Award.

         8.3      PERFORMANCE CONDITIONS

                  8.3.1 The Committee may specify, on or before the Date of Grant, objective performance conditions ("CONDITIONS") that must be fulfilled in order for an Award to Vest.

                  8.3.2 The question of whether the Conditions imposed upon a Participant pursuant to Rule 8.3.1 have been satisfied shall be at the absolute discretion of the Committee.

         8.4      GRANT OF AWARD AND AWARD CERTIFICATE

                  Each Award shall be granted by deed in such form as the Committee may from time to time determine. On, or as soon as possible after the Date of Grant, each Participant shall be issued with an Award Certificate in such form as the Committee may from time to time specify.

         8.5      NO CONSIDERATION FOR GRANT OF AWARD

                  No payment will be required as consideration for or on the grant of an Award.

9.       NON-ASSIGNABILITY OF AWARDS

         No Award granted under the Plan shall be capable of being transferred by a Participant or his personal representatives or of being mortgaged, pledged or encumbered in any way whatsoever. In the event of any breach or purported breach of this provision, the Award shall lapse forthwith. This Rule 9 shall not prevent the personal representatives of a deceased Participant from exercising an Award in accordance with the Rules.

10.      WHEN AWARDS VEST

         Subject to Rules 3.2, 11 and 12 and save as otherwise provided in the Rules, an Award shall Vest on the Vesting Date, provided that the Participant remains an Eligible Participant (and not under notice, given or received) and any Conditions set under Rule 8.3 have been satisfied at that date.



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11.      EARLY VESTING AND LAPSE OF AWARDS

         11.1 Notwithstanding Rule 10, an Award shall Vest earlier than the Vesting Date if:

                  11.1.1 a Participant dies, in which case the Award will Vest on the date of the Participant's death but only in accordance with the Formula set out at 11.1; or

                  11.1.2 a Participant ceases to be an Eligible Participant by reason of:

                           11.1.2.1 injury;

                           11.1.2.2 illness or disability;

                           11.1.2.3 retirement of the Participant at contractual
                                    retirement age or (with the consent of the Board) at an earlier age but so that Vesting shall take place only if the Committee is satisfied that the Conditions attaching to the Award (if necessary, as modified by the Committee to take account of the shortened period) were satisfied in respect of the period between the Date of Grant and the date of cessation;

                           11.1.2.4 the company employing the Participant
                                    ceasing to be a Member of the Group;

                           11.1.2.5 the business or part of the business to
                                    which the Participant's office or employment relates being transferred to a person who is not a Member of the Group;

                           11.1.2.6 any other reason that the Committee in its
                                    discretion so permits but so that Vesting shall take place only if the Committee is satisfied that the Conditions attaching to the Award (if necessary, as modified by the Committee to take account of the shortened period) were satisfied over the period between the Date of Grant and the date of cessation;

                           in which case Awards shall Vest on the date of the Participant so ceasing but the number of Shares in respect of which the Award shall Vest shall not exceed "V" in the following Formula (the "FORMULA"):



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                                m
                           V = ---- x N
                                36

                           Where: m (which shall not exceed 36) is the number of complete months that have expired between the Date of Grant and the date on which notice of termination of the Participant's employment with a Member of the Group is given or received ("NOTICE DATE"); and

                           N: is the total number of Shares subject to the Award

         11.2 An Award shall lapse and cease to exist upon the earliest to happen of the following:

                  11.2.1 the date on which the Participant (without the written permission of the Committee) transfers or purports to deal in any Lodged Shares prior to the Vesting of his Award;

                  11.2.2   the expiry of four years following the Date of Grant;

                  11.2.3 6 months following the date of death of the Participant;

                  11.2.4 the date upon which the Participant is adjudicated bankrupt;

                  11.2.5 any breach or purported breach of Rule 9 by the Participant;

                  11.2.6 the date on which the Participant ceases to be an Eligible Participant with any Member of the Group for any reason other than any of the matters referred to in Rules 11.1.2.1 - 11.1.2.5 and where the Committee does not exercise its discretion in his favour under Rule 11.1.2.6;

                  11.2.7 where the number of Matching Shares that Vest is determined by the Formula, the Award shall lapse in respect of any excess Shares comprised in the Award exceeding the number given by the Formula; and

                  11.2.8 the Vesting Date, if the Conditions relating to the Award have not been satisfied.




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12.      TAKEOVERS AND LIQUIDATIONS

         12.1 If any person obtains Control of the Company by any means including the making of:

                  12.1.1 a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

                  12.1.2 a general offer to acquire all the shares in the Company which are of the same class as the Shares,

                  then (unless the change of Control is for the purposes of a reorganisation or reconstruction which makes such provision as the Auditors have reported to the Board to be fair and reasonable for the adjustment of Awards or the compensation of Participants or the grant of new Awards) any Award shall Vest notwithstanding that any Conditions set under Rule 8.3 have not been satisfied, when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made has been satisfied, but the number of Shares in respect of which the Award shall Vest shall be calculated in accordance with the Formula.

                  12.2 If the Court sanctions a compromise or arrangement under section 425 of the Companies Act 1985 in respect of the Company, then, unless the compromise or arrangement makes such provision as the Auditors shall have reported to the Board to be fair and reasonable for the adjustment of Awards, the compensation of Participants or the grant of new Awards to Participants, any Award shall Vest notwithstanding that any Conditions set under Rule
                           8.3 have not been satisfied, on the date that the Court order sanctioning the compromise or arrangement is delivered to the registrar of companies and has taken effect in accordance with section 425(3) of the Companies Act 1985, but the number of Shares in respect of which the Award shall Vest shall be calculated in accordance with the Formula.

                  12.3 If the Company passes a resolution for voluntary winding-up, then, unless the winding-up is for the purposes of a reorganisation or reconstruction which makes provision which the Auditors shall have reported to the Board to be in their opinion fair and reasonable for the compensation of Participants or the grant of new Awards to Participants, any Award shall Vest notwithstanding that any Conditions set under Rule 8.3 have not been satisfied, on the passing of the resolution, but the number of




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                           Shares in respect of which the Award shall Vest shall
                           be calculated in accordance with the Formula.

                  12.4 For the purposes of this Rule 12, a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control of it.

13.      TRANSFER OF SHARES TO PARTICIPANT

         13.1 When an Award has Vested, the Committee shall within two Dealing Days notify the Trustee in writing and the Trustee shall, within 30 days of receiving such notice transfer to the Participant (following the deduction of any relevant Taxes):

                  13.1.1   any Lodged Shares held as nominee for him;

                  13.1.2 any Postponed Shares acquired in respect of that part of the Participant's Bonus Payment that was foregone;

                  13.1.3 any Matching Shares in respect of which an Award has Vested.

14.      ALTERATIONS OF SHARE CAPITAL

         14.1 In the event of any variation in the ordinary share capital of the Company by way of capitalisation of profits or reserves or by way of rights or any consolidation or sub-division or reduction of capital or otherwise, then the number and nominal value of Shares subject to any Awards may be adjusted by the Committee in such manner as is certified by the Auditors to be fair and reasonable in their opinion and with effect from such date as the Committee may determine to be appropriate.

         14.2 The Committee shall notify Participants in such manner as it thinks fit of any adjustment made under Rule 14.1 and may call in, cancel, endorse, issue or re-issue any Award Certificate as a result of any such adjustment.

15.      TAXATION

         The Company or any other Member of the Group may make such provision for and take such action as may be considered by it to be necessary or expedient for the withholding or payment of any Taxes for which it is properly accountable, whenever and wherever those Taxes are imposed (provided those Taxes arise in respect of any payment made or Shares



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         awarded to, Shares Purchased by or other benefit accruing or deemed to accrue to any Participant pursuant to the Plan) including but not limited to:

         15.1 the withholding of funds or property (or any portion thereof) from any payment due to be made to the Participant under the Plan or from remuneration paid to the Participant and, where appropriate, the disposal of the same; and

         15.2 the cancellation of any such payment to the extent necessary to secure funds to discharge such Taxes for which it is properly accountable.

16.      EMPLOYMENT RIGHTS

         16.1 This Plan shall not form part of any contract of employment between any Member of the Group and any employee or executive director of any such company and the rights and obligations of any individual under the terms of his office or employment with any Member of the Group shall not be affected by his participation in the Plan or any right which he may have to participate therein.

         16.2 Participation in the Plan shall be on the express condition that:

                  16.2.1 neither it nor cessation of participation shall afford any individual under the terms of his office or employment with any Member of the Group any additional or other rights to compensation or damages; and

                  16.2.2 no damages or compensation shall be payable in consequence of the termination of such office or employment (whether or not in circumstances giving rise to a claim for wrongful or unfair dismissal) or for any other reason whatsoever to compensate him for the loss of any rights the Participant would otherwise have had (actual or prospective) under the Plan howsoever arising but for such termination; and

                  16.2.3 the Participant shall be deemed irrevocably to have waived any such rights to which he may otherwise have been entitled.

         16.3 No individual shall have any claim against a Member of the Group arising out of his not being admitted to participation in the Plan which (for the avoidance of all, if any, doubt) is entirely within the discretion of the Board.



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

         16.4 No Participant shall be entitled to claim compensation from any Member of the Group for any diminution or extinction of his rights or benefits (actual or otherwise) under any Award(s) held by him consequent upon the lapse for any reason of any Award(s) held by him or otherwise in connection with the Plan and each Member of the Group shall be entirely free to conduct its affairs as it sees fit without regard to any consequences under, upon or in relation to the Plan or any Award or Participant.

17.      PENSIONABLE EARNINGS

         Any Award granted, or Postponed Shares acquired by a Participant pursuant to the Plan shall not constitute pensionable earnings for the purposes of any pension scheme in which the Company participates.

18.      ADMINISTRATION AND AMENDMENT

         18.1 The Plan shall be administered under the direction of the Committee who may at any time and from time to time by resolution and without other formality delete, amend or add to the Rules in any respect provided that:

                  18.1.1 no deletion, amendment or addition shall operate to affect adversely in any way any rights already acquired by a Participant under the Plan without the approval of the majority of the affected Participants first having been obtained;

                  18.1.2 no deletion, amendment or addition may be made to the material advantage of Participants except with the prior approval of the Company in general meeting unless the deletion, amendment or addition is:

                           18.1.2.1 minor and to benefit the administration of
                                    the Plan;

                           18.1.2.2 to take account of any changes in
                                    legislation; or

                           18.1.2.3 to obtain or maintain favourable taxation,
                                    exchange control or regulatory treatment for the Company or any other Member of the Group or any Participant.

         18.2 Notwithstanding anything to the contrary contained in these Rules, the Committee may at any time by resolution and without further formality establish further plans to apply in overseas territories governed by rules similar to these Rules but modified to




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                  take account of local tax, exchange control, securities laws or labour law, regulation or practice provided that any Shares made subject to Awards under any such plan shall be treated as counting against any limits on overall or individual participation in the Plan.

         18.3 In any matter in which they are required to act hereunder the Auditors shall be deemed to be acting as experts and not as arbitrators and their decision shall be final and binding. Subject thereto, the Committee's decision on any matter relating to the interpretation of the Rules and any other matter concerning the Plan shall be final and binding.

         18.4 The provisions of the Company's Articles of Association for the time being with regard to the service of notices shall apply mutatis mutandis to any notices to be given by the Company under the Rules.

         18.5 The Company shall bear the costs of setting up and administering the Plan. However, the Company may require any Member of the Group to reimburse the Company for any costs borne by the Company directly or indirectly in respect of such Member's officers or employees.

         18.6 The Company shall maintain all necessary books of account and records relating to the Plan.

         18.7 The Committee shall be entitled to authorise any person to execute on behalf of a Participant, at the request of the Participant, any document relating to the Plan, in so far as such document is required to be executed pursuant to the Rules.

         18.8 If any Award Certificate shall be worn out, defaced or lost, it may be replaced on such evidence being provided as the Committee may require.

         18.9 In the case of the partial exercise of an Award, the Committee may call in and endorse or cancel and re-issue, as it thinks fit, any Award Certificate for the balance of the Matching Shares over which the Award was granted.







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

19.      EXCLUSION OF THIRD PARTY RIGHTS

         The Contracts (Rights of Third Parties) Act 1999 shall not apply to the Plan nor to any Award granted, Postponed Shares acquired or Lodged Shares Purchased under it, and no person other than the parties to an Award shall have any rights under it nor shall it be enforceable under that Act by any person other than the parties to it.

20.      TERMINATION

         The Plan may be terminated at any time by a resolution of the Committee and shall, in any event, terminate on the tenth anniversary of the Commencement Date. On termination, no further Awards may be granted but such termination shall not affect the outstanding rights of Participants.


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